Long Term Investments	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
LONG TERM INVESTMENTS

Note 11 – LONG TERM INVESTMENTS

Long term investments consist of the following:

	Equity method investments in Weijia (a)	Equity method investments in Jinda (b)	Total

Balance as of January 1, 2018	$-	$-	$-
Additions (a)	2,885,556	-	2,885,556
Share of profit in equity method investee	168,534	-	168,534
Balance as of December 31, 2018	3,054,090	-	3,054,090
Additions through acquisition of Hengpu on December 31, 2019 (b)	-	500,715	500,715
Share of profit of equity method investee	153,554	-	153,554
Balance as of December 31, 2019	$3,207,644.	$500,715	$3,708,359

(a)	On March 10, 2018, The Group entered into a share acquisition agreement (the "Agreement") with the sole shareholder of Xuzhou Weijia Biotechnology Co., Ltd. ("Weijia") to acquire 49% of the equity in Weijia. Pursuant to the Agreement, The Group issued 1,442,778 unregistered Class A common shares (based on an agreed value of $2.00 per share, totalling $2,885,556) as a consideration to the individuals designated by the selling shareholder of Weijia. The Group accounts for its investment in Weijia under the equity method of accounting.

(b)	Henpu, the Group's VIE acquired on December 31, 2019, owns 23.08% of the equity interest in Wenzhou Jinda Holding Co., Ltd ("Jinda"). The Group accounts for its investment in Jinda under the equity method of accounting.

The Group considers it has significant influence over Weijia and Jinda due to the level of ownership and its participation in their significant business operating and strategic decisions. Accordingly, the Group accounts for these investments using the equity method. For the years ended December 31, 2019, 2018 and 2017, the Group did not receive any dividends from the above two equity method investments.